Exhibit 10.21(s)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

INVENTORY FINANCING AGREEMENT

THIS FIRST AMENDMENT (the “Amendment”), dated this 31st day of March, 2016, is to that certain Second Amended and Restated Inventory Financing Agreement entered into by and among the undersigned Dealers (each, individually, a “Dealer” and, collectively, “Dealers”), Wells Fargo Commercial Distribution Finance LLC f/k/a GE Commercial Distribution Finance Corporation (in its individual capacity, “CDF”) as Agent (CDF, in such capacity as agent, is herein referred to as “Agent”) for the several financial institutions that are parties to this Agreement or may from time to time become party to this Agreement (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender, and such Lenders, dated October 30, 2015 (as amended, supplemented or otherwise modified form time to time, the “Financing Agreement”).

WHEREAS, the parties hereto desire to amend the Financing Agreement in certain respects;

NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.Exhibit A of the Financing Agreement is hereby amended and restated in its entirety in form and substance as set forth in Exhibit A hereto.

2.With respect to [****] only, the following additional terms shall apply:

a.The sum of all Outstandings and Open Approvals with respect to [****] shall not at any time exceed [****].

b.In addition to the rights of Agent to disapprove any Vendor as set forth in Section 2(a)(iii) of the Financing Agreement, Agent may disapprove [****] as a Vendor by written notice from Agent, and following such disapproval [****] shall cease to be a Vendor under the Financing Agreement, if [****] is disapproved at any time, in Agent’s sole discretion, as a vendor with respect to Agent’s general portfolio of financing.

3.Each reference in the Financing Agreement, the [****] Agreement, the Program Terms Letter, and any other document, instrument or agreement related thereto or executed in connection therewith (collectively, the “Documents”) to the Financing Agreement shall be deemed to refer to the Financing Agreement as amended by this Amendment.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

4.Each Dealer hereby ratifies and confirms the Financing Agreement, as amended hereby, and each other Document executed by such Dealer in all respects.

5.Each Dealer hereby unconditionally releases, acquits, waives, and forever discharges Agent and the Lenders and their successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all liabilities, claims, causes of action or defenses, if any, and for any action taken or for any failure to take any action, existing at any time prior to the execution of this Amendment.

6.This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

7.This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.  This Amendment may be executed by any party to this Amendment by original signature, facsimile and/or electronic signature.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

MARINEMAX, INC., a Florida corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
Tax ID:	59-3496957
Org. ID (if any):	2849981 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759
MARINEMAX EAST, INC., a Delaware corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	94-3382331
Org. ID (if any):	3332179 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759
MARINEMAX SERVICES, INC., a Delaware corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Vice President, Secretary, Treasurer
Tax ID:	74-2979572
Org. ID (if any):	3331764 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

MARINEMAX NORTHEAST, LLC, a Delaware limited liability company

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	26-0668571
Org. ID (if any):	4402087 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BOATING GEAR CENTER, LLC, a Delaware limited liability company
By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	20-2113374
Org. ID (if any):	3908460 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759
US LIQUIDATORS, LLC
a Delaware limited liability company By: MARINEMAX, INC., the sole member of US Liquidators, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
Tax ID:	20-5817473
Org. ID (if any):	4242668 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

MY WEB SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX, INC., the sole member of My Web Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
Tax ID:	27-4689836
Org. ID (if any):	4933499
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

MARINEMAX CHARTER SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	45-3265782
Org. ID (if any):	5037331
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

NEWCOAST FINANCIAL SERVICES, LLC,
a Delaware limited liability company By: MARINEMAX EAST, INC., the sole member of Newcoast Financial Services, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
Tax ID:	59-3529057
Org. ID (if any):	2920730 8100
Chief Executive Office and Principal Place of Business:		2600 McCormick Drive
Clearwater, FL 33759

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

AGENT AND LENDER:

WELL FARGO COMMERCIAL DISTRIBUTION FINANCE LLC

By:	/s/ Pamela Holm
Print Name:	Pamela Holm
Title:	Risk Director

LENDERS:

BANK OF THE WEST, INC.

By:	/s/ Ryan Mauser
Print Name:	Ryan Mauser
Title:	Vice President
M&T BANK

By:	/s/ Brendan Kelly
Print Name:	Brendan Kelly
Title:	Vice President

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit A

Existing Vendors

Vendor	Brand	Restrictions
Brunswick Corporation or affiliates thereof	BAYLINER
Brunswick Corporation or affiliates thereof	BOSTON WHALER
Contender Boats, Inc.	CONTENDER
Crest Marine, LLC	CREST
Grady-White Boats, Inc.	GRADY-WHITE
Brunswick Corporation or affiliates thereof	HARRIS FLOTEBOTE
Brunswick Corporation or affiliates thereof	LAGUNA
Tracker Marine, L.L.C.	MAKO and BASS TRACKER
Malibu Boats, LLC	MALIBU AND AXIS
Brunswick Corporation or affiliates thereof	MERCURY
Brunswick Corporation or affiliates thereof	MERIDIAN
Brunswick Corporation or affiliates thereof Seminole Marine, Inc.	PRINCECRAFT SAILFISH
Scout Boats, Inc.	SCOUT
Brunswick Corporation or affiliates thereof	SEA RAY
Nautique Boat Company, Inc.	SKI NAUTIQUE
Zodiac of North America, Inc. Sea Hunt boat Manufacturing Company, Inc.	ZODIAC SEA HUNT
Azimut Bennetti Group	AZIMUT AND ATLANTIS
PBH Marine Group, LLC	SCARAB
Fineline Industries, LLC	SKI SUPREME
Blazer Boats Inc.	BLAZER BOATS
Sea Pro Boats, LLC	SEA PRO BOATS

Trailer Vendors:
EZ Loader Boat Trailers, Inc. EZ Loader Custom Boat Trailers, Inc.	EZ LOADER
Knight Bros., Inc.	HERITAGE
Karavan Trailers, Inc.	KARAVAN
Magic Tilt Trailers Inc.	MAGIC TILT
Mcclain Trailers, Inc.	MCCLAIN
Northeast Marine Industries, Inc.	NORTHEAST
Roadrunner Trailers of Texas, Inc.	ROADRUNNER TRAILER
Lippert Components, Inc.	ZIEMAN
BoatMate Trailers, LLC	BOATMATE
Heritage Trailers, LLC	HERITAGE
Load Rite Trailers, LLC	LOADRITE
Marine Master Trailers, LLC	MARINE MASTER
Phoenix Trailers, LLC	PHOENIX
Ram-Lin Custom Trailers, Inc.	RAM-LIN